UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2013


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

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       ANNUAL REPORT
       USAA FIRST START GROWTH FUND
       JULY 31, 2013

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

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PRESIDENT'S MESSAGE

"THE DECLINE WAS INSTRUCTIVE BECAUSE
IT REVEALED HOW ATTACHED INVESTORS                 [PHOTO OF DANIEL S. McNAMARA]
HAD BECOME TO FED STIMULUS."

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AUGUST 2013

If there was any doubt the Federal Reserve's (the Fed) stimulus programs were driving the performance of the U.S. stock and bond markets, it was greatly diminished during the reporting period. Just a hint of eventual Fed tapering sparked a broad selloff in the financial markets during June. The decline was instructive because it revealed how attached investors had become to rely on the Fed's stimulus policies. The Fed's bond-buying programs have pushed down interest rates and driven bond prices higher. Lower interest rates, meanwhile, have incentivized investors to seek higher returns in riskier asset classes, such as stocks and corporate bonds.

In response to the selloff, the Fed moved quickly to remind investors it would not raise short-term interest rates until it became clear that economic growth was self-sustaining. The Fed also said it could change the terms of its quantitative easing programs if the economy takes an unexpected turn, such as strong growth or renewed weakness. (The term quantitative easing is generally used to reference programs in which the Fed uses newly created money to purchase financial assets.) In fact, I believe that the economy is weaker at the time of this writing than when the Fed expanded quantitative easing in 2012. Furthermore, inflation pressures remain modest. As a result, the Fed is likely to continue its quantitative easing programs for some time, though I believe it may purchase fewer securities if market conditions are favorable. However, with a change in leadership coming at the end of 2013, Fed Chairman Ben Bernanke may seek -- economic conditions permitting -- to preserve his legacy by setting the stage for future tapering.

Although interest rates increased during the reporting period, they remain exceptionally low by historical measures. I think investors have less to fear from gradually rising interest rates than they do from a return to low rates, which some believe could be caused by a Japan-like deflationary economy. That said, higher interest rates do mean that bond investors are likely to

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see a decrease in their principal (bond prices move in the opposite direction of interest rates), but they will also -- for the first time in a long time -- see an increase in the income they receive from their fixed-income investments. However, it is important to remember that the fixed-income market is not a "bond" market. It is a market of bonds, which includes U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities and more. Many of these fixed-income asset classes perform differently from each other.

Within equities, the selloff was relatively short lived and stocks reached new highs just after the end of the reporting period. However, only about a third of the gains can be attributed to earnings and dividend growth. Much of price appreciation seems to be the result of higher valuations or multiple expansion. While we believe current valuations are fair, 2008 should be a reminder that investor preferences can change. Increasing valuations that are not supported by earnings growth could decline in the future.

In this environment, I think it's more important than ever to keep emotion out of the investment process. Shareholders should have an investment plan, remain disciplined and hold diversified portfolios directly tied to their objectives, risk tolerance and time horizon. If you think you might be over-allocated to your fixed-income portfolio, you should reassess your investment risk and if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. USAA advisors are available to help you free of charge if you have questions or need assistance updating your investment plan.

Though no one really knows what lies ahead, you can rest assured that we will continue to monitor Fed policy and the many factors shaping the performance of the financial markets. From all of us here at USAA Asset Management Company, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.
o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

   Distributions to Shareholders                                             11

   Report of Independent Registered Public Accounting Firm                   12

   Portfolio of Investments                                                  13

   Notes to Portfolio of Investments                                         28

   Financial Statements                                                      31

   Notes to Financial Statements                                             34

EXPENSE EXAMPLE                                                              52

ADVISORY AGREEMENT(S)                                                        54

TRUSTEES' AND OFFICERS' INFORMATION                                          62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA FIRST START GROWTH FUND (THE FUND), AN ASSET ALLOCATION FUND, SEEKS LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

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TYPES OF INVESTMENTS

The Fund invests primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities.

As an alternative investment strategy, in our attempt to reduce the Fund's volatility over time, the Fund at times may implement an index option-based strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company             Quantitative Management Associates LLC

      ARNOLD J. ESPE, CFA                      PETER XU, Ph.D.
      WASIF A. LATIF                           DANIEL CARLUCCI, CFA
      JOHN P. TOOHEY, CFA                      STACIE L. MINTZ, CFA

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o   HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM?

    At the end of the reporting period, the Fund had a total return of 17.90%. This compares to a total return of 26.86% for the Russell 3000(R) Index, -1.91% for the Barclays U.S. Aggregate Bond Index, and 13.98% for the Lipper Flexible Portfolio Index.

o PLEASE DISCUSS PERFORMANCE IN THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD.

    In a reflection of the broader environment, our domestic equity allocation -- which makes up approximately half of the portfolio -- was the best-performing segment of the Fund during the past year. U.S. stocks, in general, were boosted by an environment of improving economic growth, healthy corporate earnings, and the stimulative policies of the U.S. Federal Reserve (the Fed). The U.S. equity portfolio, managed by Quantitative Management Associates LLC (QMA), generated a positive return and outperformed the broader U.S. market behind QMA's strong individual stock selection.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS o High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

    Refer to page 8 for benchmark definitions.

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2  | USAA FIRST START GROWTH FUND

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    The Fund also holds an allocation to the developed international markets via exchange-traded funds. This segment of the portfolio performed well. Stocks in Europe delivered robust returns during the past year, reflecting the "green shoots" of growth and supportive policies of the European Central Bank. Japanese stocks also staged a sizeable rally on the strength of the extremely aggressive monetary policy put into place by the Bank of Japan.

    On the negative side, our allocation to the emerging markets finished with a slightly positive return but lagged the U.S. and developed-international markets by a substantial margin. Signs of slowing growth in key economies such as China and Brazil, together with expectations that many emerging market central banks will need to raise interest rates to combat inflation, weighed heavily on returns in the past year. While the asset class has underperformed in the short term, we believe it remains an essential component of longer-term portfolio diversification.

o   PLEASE DISCUSS PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND.

    The bond market finished the year with a negative return due to a sharp downturn in the second calendar quarter. Bonds, which had performed well prior to that point, were hit hard by worries that the Fed would begin to taper (or reduce) the extent of the stimulative bond-buying program known as quantitative easing (QE).

    Fortunately, we were able to cushion the Fund from the full extent of the poor performance through our active strategy. The bond portfolio finished with a positive absolute return and outpaced the Barclays U.S. Aggregate Bond Index.

    One reason for our strong performance was our defensive positioning. As the year progressed, the bond segment of the portfolio was positioned to withstand an environment of rising bond yields and weaker total returns. We sought to achieve this through investments in select higher-yielding securities, which tend to be less interest-rate

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    sensitive, and floating-rate bonds, which have yields that adjust upward with prevailing rates. This defensive approach proved very helpful to our relative performance once rates started to rise.

    We also added value through individual security selection, particularly among corporate bonds issued by companies in the financial and energy sectors. The portfolio's above-market weighting in commercial mortgage-backed securities, which outperformed, further aided our relative returns.

    Believing that bond yields will exhibit an upward bias in the years ahead, we will seek to provide downside protection while maintaining our focus on credit research and individual security selection. Overall, our goal is to take risk on the credit side (selecting individual securities with a compelling risk/return profile), rather than by boosting interest-rate risk (i.e. investing in longer-term securities).

o   HOW DID YOUR HEDGING STRATEGY IMPACT PERFORMANCE?

    Our equity hedging strategy, which seeks to manage the risk of stock market volatility through the use of options, was a slight drag on performance at a time of strong, double-digit gains in U.S. equities. The majority of the shortfall occurred in the first calendar quarter, during which stocks produced the bulk of their first-half gain. However, the strategy added modestly to our performance in the second quarter, when the concerns about tapering led to increased market volatility. We believe this helps illustrate how our hedging strategy can provide a "smoother ride" for the Fund during times of unsteady market performance.

o   WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND FINANCIAL MARKETS?

    We remain cautiously optimistic in our broad outlook. Although the prospect of QE caused a substantial market reaction, it is important to remember that any decision to pull back on QE will reflect the Fed's confidence in the economy's ability to produce more sustainable

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4  | USAA FIRST START GROWTH FUND

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    growth. What's more, tapering is not the same as "tightening" (removing stimulus altogether). Still, the data-driven nature of Fed policy is likely to contribute to increased market volatility as investors give even greater scrutiny to individual economic reports in the months ahead.

    Looking beyond Fed policy, the renewed strength in certain pockets of the U.S. economy continues to act as a tailwind for the domestic financial markets. Rising housing prices, increasing homebuilding activity, and a year-over-year decline in the headline unemployment rate all remain important pillars of support. In addition, corporate balance sheets are flush with cash, which provides the opportunity for companies to increase dividends and invest for future growth. The United States is also experiencing a boom in domestic natural gas and oil production, leading to lower energy costs for businesses and consumers.

    At the same time, however, there is insufficient evidence to determine whether the economy is in fact strong enough to stand on its own without the stimulus from the Fed and other global central banks. Thus far, the recovery has been muted even with the benefit of aggressive central bank support.

    Our response to this uncertain environment is to look for ways to improve diversification and protect the portfolio against the full impact of market volatility. Our goal is to capture as much market upside as possible, while at the same time protecting capital and managing risk. We believe the value of this approach will be evident over a full market cycle.

    Thank you for your investment in the Fund.

Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (THE FUND) (Ticker Symbol: UFSGX)

--------------------------------------------------------------------------------
                                         7/31/13                    7/31/12
--------------------------------------------------------------------------------
Net Assets                            $278.2 Million             $222.4 Million
Net Asset Value Per Share                $12.56                     $10.87

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
     1 Year                      5 Years                          10 Years
     17.90%                       8.28%                             6.49%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/12*
--------------------------------------------------------------------------------
   Before Reimbursement     1.96%              After Reimbursement     1.44%

               (includes acquired fund fees and expenses of 0.06%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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6  | USAA FIRST START GROWTH FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      RUSSELL        LIPPER FLEXIBLE        USAA FIRST START        BARCLAYS U.S.
                    3000 INDEX     PORTFOLIO FUNDS INDEX      GROWTH FUND       AGGREGATE BOND INDEX
 7/31/2003          $10,000.00          $10,000.00            $10,000.00             $10,000.00
 8/31/2003           10,221.60           10,204.38             10,241.42              10,066.39
 9/30/2003           10,110.63           10,213.74             10,177.89              10,332.86
10/31/2003           10,722.52           10,615.03             10,876.75              10,236.49
11/30/2003           10,870.21           10,726.71             10,838.63              10,261.01
12/31/2003           11,367.41           11,159.07             10,940.28              10,365.43
 1/31/2004           11,604.54           11,319.37             11,003.81              10,448.82
 2/29/2004           11,760.88           11,472.14             11,181.70              10,561.92
 3/31/2004           11,621.27           11,423.17             11,207.12              10,641.02
 4/30/2004           11,380.99           11,136.80             10,889.45              10,364.17
 5/31/2004           11,546.39           11,214.02             10,991.11              10,322.66
 6/30/2004           11,775.87           11,410.71             11,067.34              10,380.99
 7/31/2004           11,330.56           11,105.64             10,508.26              10,483.89
 8/31/2004           11,377.22           11,158.29             10,635.32              10,683.88
 9/30/2004           11,552.12           11,339.58             11,054.64              10,712.87
10/31/2004           11,741.85           11,495.06             10,978.40              10,802.70
11/30/2004           12,287.68           11,904.92             11,562.90              10,716.53
12/31/2004           12,725.51           12,219.37             12,185.51              10,815.14
 1/31/2005           12,386.57           12,024.22             11,753.49              10,883.05
 2/28/2005           12,659.24           12,250.89             11,842.44              10,818.81
 3/31/2005           12,445.12           12,033.50             11,689.96              10,763.24
 4/30/2005           12,174.73           11,813.62             11,651.84              10,908.91
 5/31/2005           12,636.05           12,086.24             12,121.98              11,026.93
 6/30/2005           12,724.32           12,174.96             12,261.75              11,087.06
 7/31/2005           13,246.34           12,564.52             12,693.77              10,986.13
 8/31/2005           13,120.06           12,564.01             12,490.47              11,126.97
 9/30/2005           13,234.85           12,746.35             12,808.13              11,012.35
10/31/2005           12,986.97           12,572.32             12,770.01              10,925.20
11/30/2005           13,492.17           12,873.98             13,379.92              10,973.51
12/31/2005           13,504.28           12,994.51             13,494.28              11,077.84
 1/31/2006           13,955.47           13,414.46             13,761.12              11,078.47
 2/28/2006           13,980.28           13,357.09             13,583.23              11,115.25
 3/31/2006           14,221.94           13,569.61             13,481.58              11,006.17
 4/30/2006           14,376.23           13,722.36             13,265.57              10,986.22
 5/31/2006           13,915.96           13,407.81             12,528.59              10,974.50
 6/30/2006           13,940.58           13,393.70             12,414.23              10,997.76
 7/31/2006           13,927.53           13,438.23             12,223.63              11,146.47
 8/31/2006           14,268.23           13,675.34             12,376.11              11,317.11
 9/30/2006           14,587.63           13,826.04             12,744.60              11,416.52
10/31/2006           15,112.75           14,191.05             13,011.44              11,492.03
11/30/2006           15,441.57           14,508.45             13,227.45              11,625.36
12/31/2006           15,626.50           14,654.02             13,362.72              11,557.89
 1/31/2007           15,923.94           14,828.06             13,542.43              11,553.15
 2/28/2007           15,662.72           14,770.16             13,401.23              11,731.30
 3/31/2007           15,825.74           14,908.83             13,503.92              11,731.65
 4/30/2007           16,457.93           15,373.90             13,927.52              11,794.92
 5/31/2007           17,057.70           15,719.86             14,197.09              11,705.53
 6/30/2007           16,738.24           15,648.56             14,017.38              11,670.90
 7/31/2007           16,167.41           15,490.18             13,734.98              11,768.25
 8/31/2007           16,399.49           15,479.66             13,811.99              11,912.49
 9/30/2007           16,997.36           16,089.80             14,197.09              12,002.86
10/31/2007           17,309.17           16,518.11             14,415.31              12,110.68
11/30/2007           16,529.93           16,127.10             13,978.87              12,328.47
12/31/2007           16,429.90           16,056.41             13,908.32              12,363.10
 1/31/2008           15,434.06           15,534.54             13,229.87              12,570.77
 2/29/2008           14,954.68           15,436.32             13,060.25              12,588.22
 3/31/2008           14,866.08           15,231.00             12,903.69              12,631.17
 4/30/2008           15,609.52           15,780.60             13,164.63              12,604.78
 5/31/2008           15,929.30           16,030.55             13,399.48              12,512.34
 6/30/2008           14,614.80           15,310.43             12,747.12              12,502.23
 7/31/2008           14,498.24           15,020.90             12,603.60              12,492.03
 8/31/2008           14,723.42           14,969.56             12,668.84              12,610.59
 9/30/2008           13,339.06           13,567.12             11,742.49              12,441.21
10/31/2008           10,973.25           11,480.77             10,085.49              12,147.54
11/30/2008           10,107.03           10,834.02              9,393.99              12,542.95
12/31/2008           10,300.38           11,236.48              9,608.84              13,010.91
 1/31/2009            9,435.97           10,759.64              9,041.23              12,896.11
 2/28/2009            8,447.50           10,033.80              8,433.07              12,847.44
 3/31/2009            9,187.45           10,698.62              8,892.57              13,026.03
 4/30/2009           10,154.28           11,555.44              9,771.01              13,088.31
 5/31/2009           10,696.08           12,291.28             10,568.37              13,183.25
 6/30/2009           10,732.52           12,089.55             10,838.66              13,258.23
 7/31/2009           11,567.90           13,073.45             11,419.78              13,472.08
 8/31/2009           11,981.24           13,391.98             11,865.76              13,611.57
 9/30/2009           12,483.21           13,959.82             12,473.92              13,754.56
10/31/2009           12,162.14           13,741.99             12,500.95              13,822.47
11/30/2009           12,853.24           14,328.18             12,798.27              14,001.43
12/31/2009           13,219.53           14,513.88             13,128.92              13,782.57
 1/31/2010           12,742.99           14,134.48             13,059.09              13,993.11
 2/28/2010           13,175.00           14,379.29             13,296.53              14,045.36
 3/31/2010           14,005.38           15,081.24             13,827.27              14,028.09
 4/30/2010           14,307.62           15,310.90             13,939.00              14,174.12
 5/31/2010           13,177.36           14,430.38             13,366.36              14,293.39
 6/30/2010           12,419.82           13,960.75             12,933.39              14,517.53
 7/31/2010           13,282.04           14,710.80             13,589.83              14,672.42
 8/31/2010           12,656.81           14,360.77             13,212.72              14,861.21
 9/30/2010           13,851.83           15,273.60             14,204.38              14,877.05
10/31/2010           14,393.12           15,776.96             14,609.42              14,930.02
11/30/2010           14,476.21           15,764.74             14,539.58              14,844.21
12/31/2010           15,457.54           16,387.68             15,199.89              14,684.14
 1/31/2011           15,795.15           16,730.06             15,400.08              14,701.23
 2/28/2011           16,370.23           17,067.84             15,886.25              14,738.00
 3/31/2011           16,444.07           17,145.42             16,115.03              14,746.15
 4/30/2011           16,933.52           17,631.75             16,586.90              14,933.33
 5/31/2011           16,740.31           17,478.84             16,415.31              15,128.22
 6/30/2011           16,439.67           17,224.27             16,200.83              15,083.92
 7/31/2011           16,063.20           17,085.40             15,943.45              15,323.28
 8/31/2011           15,099.49           16,337.62             14,971.11              15,547.15
 9/30/2011           13,927.83           15,240.57             13,998.77              15,660.25
10/31/2011           15,530.82           16,506.77             15,071.20              15,677.07
11/30/2011           15,488.85           16,254.32             14,928.21              15,663.47
12/31/2011           15,616.16           16,198.07             14,857.00              15,835.62
 1/31/2012           16,404.19           16,944.64             15,559.60              15,974.67
 2/29/2012           17,098.14           17,478.15             16,086.54              15,971.00
 3/31/2012           17,625.56           17,639.54             16,276.83              15,883.49
 4/30/2012           17,509.96           17,597.13             16,174.37              16,059.59
 5/31/2012           16,427.51           16,660.24             15,281.48              16,204.90
 6/30/2012           17,070.90           17,128.99             15,764.52              16,211.25
 7/31/2012           17,239.99           17,339.34             15,910.89              16,434.85
 8/31/2012           17,670.27           17,696.00             16,247.56              16,445.59
 9/30/2012           18,134.29           18,079.65             16,642.77              16,468.23
10/31/2012           17,821.50           17,954.90             16,657.40              16,500.62
11/30/2012           17,959.50           18,112.19             16,789.14              16,526.66
12/31/2012           18,179.60           18,359.17             17,070.89              16,503.12
 1/31/2013           19,177.13           18,923.14             17,668.29              16,387.70
 2/28/2013           19,431.27           18,942.46             17,742.97              16,469.84
 3/31/2013           20,192.71           19,258.34             18,116.35              16,482.99
 4/30/2013           20,523.24           19,524.23             18,489.73              16,649.78
 5/31/2013           21,007.40           19,515.62             18,504.66              16,352.71
 6/30/2013           20,734.92           19,067.18             18,086.48              16,099.76
 7/31/2013           21,871.37           19,763.28             18,758.56              16,121.77

                                   [END CHART]

                          Data from 7/31/03 to 7/31/13.

                          See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

8  | USAA FIRST START GROWTH FUND

================================================================================

                            o TOP 10 HOLDINGS o
                              AS OF 7/31/2013
                             (% of Net Assets)

iShares MSCI EAFE ETF* ...................................................  8.0%
iShares MSCI United Kingdom ETF* .........................................  3.2%
iShares Core MSCI Emerging Markets ETF* ..................................  2.7%
iShares MSCI Hong Kong ETF* ..............................................  2.1%
U.S. Treasury Bond, 3.00%, 5/15/2042 .....................................  1.9%
iShares MSCI Germany ETF* ................................................  1.9%
U.S. Treasury Note, 1.63%, 8/15/2022 .....................................  1.6%
Apple, Inc. ..............................................................  1.4%
Exxon Mobil Corp. ........................................................  1.3%
Vanguard FTSE Emerging Markets ETF* ......................................  1.2%

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-27.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o ASSET ALLOCATION* -- 7/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

FINANCIALS                                                                 23.5%
FOREIGN EXCHANGE-TRADED FUNDS**                                            22.6%
INFORMATION TECHNOLOGY                                                      9.0%
CONSUMER DISCRETIONARY                                                      6.8%
HEALTH CARE                                                                 6.7%
ENERGY                                                                      6.1%
INDUSTRIALS                                                                 6.0%
U.S. TREASURY SECURITIES                                                    5.4%
CONSUMER STAPLES                                                            4.1%
UTILITIES                                                                   3.8%
MONEY MARKET INSTRUMENTS                                                    2.7%
MATERIALS                                                                   1.4%
TELECOMMUNICATION SERVICES                                                  1.4%
DOMESTIC EXCHANGE-TRADED FUNDS**                                            0.3%

                                   [END CHART]

 * Excludes options.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

45.07% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2013, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $2,145,000 as qualifying interest income.

For the fiscal year ended July 31, 2013, the Fund hereby designates $4,459,000 as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 17, 2013

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2013

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
EQUITY SECURITIES (73.5%)

COMMON STOCKS (49.5%)

CONSUMER DISCRETIONARY (6.8%)
-----------------------------
APPAREL RETAIL (1.2%)
     7,700   Chico's FAS, Inc.                                                            $    132
     6,400   Foot Locker, Inc.                                                                 231
    19,900   Gap, Inc.                                                                         914
     4,400   L Brands, Inc.                                                                    246
    12,900   Ross Stores, Inc.                                                                 870
    17,800   TJX Companies, Inc.                                                               926
                                                                                          --------
                                                                                             3,319
                                                                                          --------
APPAREL, ACCESSORIES & LUXURY GOODS (0.7%)
     3,400   Carter's, Inc.                                                                    242
     6,400   Coach, Inc.                                                                       340
       600   G-III Apparel Group, Ltd.*                                                         31
    11,300   Michael Kors Holdings Ltd.*                                                       761
     2,800   Ralph Lauren Corp.                                                                510
       400   VF Corp.                                                                           79
                                                                                          --------
                                                                                             1,963
                                                                                          --------
AUTO PARTS & EQUIPMENT (0.1%)
     4,600   Visteon Corp.*                                                                    303
                                                                                          --------
AUTOMOBILE MANUFACTURERS (0.2%)
     3,400   General Motors Co.*                                                               122
     7,000   Thor Industries, Inc.                                                             378
                                                                                          --------
                                                                                               500
                                                                                          --------
BROADCASTING (0.5%)
     8,600   CBS Corp. "B"                                                                     455
     5,700   Liberty Media Corp. "A"*                                                          819
     1,800   Scripps Networks Interactive "A"                                                  127
                                                                                          --------
                                                                                             1,401
                                                                                          --------
CABLE & SATELLITE (0.9%)
     5,400   AMC Networks, Inc. "A"*                                                           369
    37,500   Comcast Corp. "A"                                                               1,690
     6,000   DIRECTV*                                                                          380
       300   Time Warner Cable, Inc.                                                            34
                                                                                          --------
                                                                                             2,473
                                                                                          --------
CATALOG RETAIL (0.1%)
     4,300   HSN, Inc.                                                                         258
                                                                                          --------
COMPUTER & ELECTRONICS RETAIL (0.0%)
       300   Systemax, Inc.                                                                      3
                                                                                          --------
DEPARTMENT STORES (0.4%)
     4,900   Dillard's, Inc. "A"                                                               414
    17,100   Macy's, Inc.                                                                      826
                                                                                          --------
                                                                                             1,240
                                                                                          --------
HOME FURNISHINGS (0.0%)
       800   Mohawk Industries, Inc.*                                                           95
                                                                                          --------
HOME IMPROVEMENT RETAIL (0.3%)
    11,400   Home Depot, Inc.                                                                  901
                                                                                          --------
HOTELS, RESORTS & CRUISE LINES (0.0%)
     1,500   Marriott Vacations Worldwide Corp.*                                                66
                                                                                          --------
HOUSEHOLD APPLIANCES (0.2%)
       900   NACCO Industries, Inc. "A"                                                        55
     2,700   Whirlpool Corp.                                                                   362
                                                                                          --------
                                                                                               417
                                                                                          --------
HOUSEWARES & SPECIALTIES (0.0%)
     1,300   Jarden Corp.*                                                                      59
     1,700   Libbey, Inc.*                                                                      42
                                                                                          --------
                                                                                               101
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
INTERNET RETAIL (0.2%)
     1,300   Amazon.com, Inc.*                                                            $    392
       600   Blue Nile, Inc.*                                                                   23
                                                                                          --------
                                                                                               415
                                                                                          --------
LEISURE PRODUCTS (0.3%)
       900   Arctic Cat, Inc.                                                                   49
     5,500   Polaris Industries, Inc.                                                          617
    17,800   Smith & Wesson Holding Corp.*                                                     211
                                                                                          --------
                                                                                               877
                                                                                          --------

MOVIES & ENTERTAINMENT (0.3%)
    10,300   Cinemark Holdings, Inc.                                                           300
     5,200   Viacom, Inc. "B"                                                                  378
     4,400   Walt Disney Co.                                                                   285
                                                                                          --------
                                                                                               963
                                                                                          --------
RESTAURANTS (1.2%)
       200   Biglari Holdings, Inc.*                                                            83
       600   Chipotle Mexican Grill, Inc.*                                                     247
     7,400   Jack in the Box, Inc.*                                                            297
    14,600   McDonald's Corp.                                                                1,432
     6,900   Sonic Corp.*                                                                      106
     9,700   Starbucks Corp.                                                                   691
     5,500   Yum! Brands, Inc.                                                                 401
                                                                                          --------
                                                                                             3,257
                                                                                          --------
SPECIALIZED CONSUMER SERVICES (0.1%)
     4,400   Weight Watchers International, Inc.                                               209
                                                                                          --------
SPECIALTY STORES (0.1%)
     2,700   PetSmart, Inc.                                                                    198
                                                                                          --------
             Total Consumer Discretionary                                                   18,959
                                                                                          --------
CONSUMER STAPLES (3.7%)
-----------------------
AGRICULTURAL PRODUCTS (0.8%)
    23,100   Archer-Daniels-Midland Co.                                                        842
     8,000   Bunge Ltd.                                                                        608
     7,900   Darling International, Inc.*                                                      160
     8,400   Ingredion, Inc.                                                                   565
                                                                                          --------
                                                                                             2,175
                                                                                          --------
DRUG RETAIL (0.5%)
    21,400   CVS Caremark Corp.                                                              1,316
                                                                                          --------
FOOD RETAIL (0.3%)
    23,700   Kroger Co.                                                                        931
                                                                                          --------
HOUSEHOLD PRODUCTS (0.6%)
     2,300   Colgate-Palmolive Co.                                                             137
       500   Energizer Holdings, Inc.                                                           51
    19,200   Procter & Gamble Co.                                                            1,542
                                                                                          --------
                                                                                             1,730
                                                                                          --------
HYPERMARKETS & SUPER CENTERS (0.3%)
     9,000   Wal-Mart Stores, Inc.                                                             702
                                                                                          --------
PACKAGED FOODS & MEAT (0.3%)
     1,300   J.M. Smucker Co.                                                                  146
     3,800   Mondelez International, Inc. "A"                                                  119
     7,000   Pilgrim's Pride Corp.*                                                            116
     1,100   Sanderson Farms, Inc.                                                              78
    18,400   Tyson Foods, Inc. "A"                                                             508
                                                                                          --------
                                                                                               967
                                                                                          --------
PERSONAL PRODUCTS (0.1%)
     3,100   Inter Parfums, Inc.                                                               102
     4,600   Medifast, Inc.*                                                                   126
                                                                                          --------
                                                                                               228
                                                                                          --------
SOFT DRINKS (0.8%)
    14,400   Coca-Cola Co.                                                                     577
    13,900   Coca-Cola Enterprises, Inc.                                                       522
    12,300   PepsiCo, Inc.                                                                   1,028
                                                                                          --------
                                                                                             2,127
                                                                                          --------
             Total Consumer Staples                                                         10,176
                                                                                          --------
ENERGY (5.0%)
-------------
INTEGRATED OIL & GAS (2.5%)
    19,900   Chevron Corp.                                                                   2,505
    40,100   Exxon Mobil Corp.                                                               3,759
     7,300   Hess Corp.                                                                        544
     3,000   Murphy Oil Corp.                                                                  203
                                                                                          --------
                                                                                             7,011
                                                                                          --------

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
OIL & GAS DRILLING (0.4%)
     2,400   Atwood Oceanics, Inc.*                                                       $    135
     4,500   Diamond Offshore Drilling, Inc.                                                   303
    11,700   Ensco plc "A"                                                                     671
                                                                                          --------
                                                                                             1,109
                                                                                          --------

OIL & GAS EQUIPMENT & SERVICES (0.2%)
     2,900   Schlumberger Ltd.                                                                 236
    12,600   Superior Energy Services, Inc.*                                                   323
                                                                                          --------
                                                                                               559
                                                                                          --------
OIL & GAS EXPLORATION & PRODUCTION (1.1%)
    11,500   Anadarko Petroleum Corp.                                                        1,018
     1,200   Apache Corp.                                                                       96
     6,300   Cabot Oil & Gas Corp.                                                             478
    17,400   ConocoPhillips                                                                  1,129
     4,000   Marathon Oil Corp.                                                                145
     4,000   Noble Energy, Inc.                                                                250
                                                                                          --------
                                                                                             3,116
                                                                                          --------

OIL & GAS REFINING & MARKETING (0.7%)
     2,900   HollyFrontier Corp.                                                               132
     5,200   Marathon Petroleum Corp.                                                          381
    14,750   Phillips 66                                                                       907
    17,300   Valero Energy Corp.                                                               619
                                                                                          --------
                                                                                             2,039
                                                                                          --------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
     5,500   Kinder Morgan, Inc.                                                               208
                                                                                          --------
             Total Energy                                                                   14,042
                                                                                          --------
FINANCIALS (8.4%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
    19,500   American Capital Ltd.*                                                            266
     3,100   BlackRock, Inc.                                                                   874
    17,400   Franklin Resources, Inc.                                                          851
       300   Waddell & Reed Financial, Inc. "A"                                                 15
                                                                                          --------
                                                                                             2,006
                                                                                          --------
CONSUMER FINANCE (0.5%)
     6,600   Capital One Financial Corp.                                                       455
    17,200   Discover Financial Services                                                       852
     2,800   Nelnet, Inc. "A"                                                                  109
                                                                                          --------
                                                                                             1,416
                                                                                          --------
DIVERSIFIED BANKS (1.0%)
    24,600   U.S. Bancorp                                                                      918
    44,100   Wells Fargo & Co.                                                               1,919
                                                                                          --------
                                                                                             2,837
                                                                                          --------
INSURANCE BROKERS (0.0%)
       500   Marsh & McLennan Companies, Inc.                                                   21
                                                                                          --------
INVESTMENT BANKING & BROKERAGE (0.6%)
     9,000   Goldman Sachs Group,Inc.                                                        1,476
    11,900   Morgan Stanley                                                                    324
                                                                                          --------
                                                                                             1,800
                                                                                          --------
LIFE & HEALTH INSURANCE (0.4%)
    22,100   MetLife, Inc.                                                                   1,070
                                                                                          --------
MULTI-LINE INSURANCE (0.2%)
     4,300   American Financial Group, Inc.                                                    222
     4,800   American International Group, Inc.*                                               219
     4,400   HCC Insurance Holdings, Inc.                                                      196
                                                                                          --------
                                                                                               637
                                                                                          --------
OTHER DIVERSIFIED FINANCIAL SERVICES (1.6%)
    44,700   Bank of America Corp.                                                             652
    35,900   Citigroup, Inc.                                                                 1,872
    36,600   JPMorgan Chase & Co.                                                            2,040
                                                                                          --------
                                                                                             4,564
                                                                                          --------
PROPERTY & CASUALTY INSURANCE (1.0%)
     6,500   Berkshire Hathaway, Inc. "B"*                                                     753
     9,800   Chubb Corp.                                                                       848

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
     1,100   CNA Financial Corp.                                                          $     39
       200   Erie Indemnity Co. "A"                                                             16
     1,100   HCI Group, Inc.                                                                    40
     2,500   ProAssurance Corp.                                                                134
    10,400   Travelers Companies, Inc.                                                         869
     1,500   XL Group plc                                                                       47
                                                                                          --------
                                                                                             2,746
                                                                                          --------
REAL ESTATE DEVELOPMENT (0.1%)
     1,700   Howard Hughes Corp.*                                                              186
                                                                                          --------
REAL ESTATE SERVICES (0.3%)
    13,100   CBRE Group, Inc. "A"*                                                             304
     7,300   Jones Lang LaSalle, Inc.                                                          664
                                                                                          --------
                                                                                               968
                                                                                          --------
REGIONAL BANKS (0.4%)
    12,200   BB&T Corp.                                                                        436
     1,000   Capital Bank Financial Corp. "A"*                                                  19
    28,000   Huntington Bancshares, Inc.                                                       239
     2,000   PNC Financial Services Group, Inc.                                                152
    26,800   Regions Financial Corp.                                                           268
                                                                                          --------
                                                                                             1,114
                                                                                          --------
REINSURANCE (0.3%)
     6,700   PartnerRe Ltd.                                                                    600
     1,700   Reinsurance Group of America, Inc.                                                116
                                                                                          --------
                                                                                               716
                                                                                          --------
REITs - DIVERSIFIED (0.1%)
     3,000   American Assets Trust, Inc.                                                        97
       400   Vornado Realty Trust                                                               34
     1,900   Winthrop Realty Trust                                                              24
                                                                                          --------
                                                                                               155
                                                                                          --------
REITs - MORTGAGE (0.7%)
    17,800   American Capital Agency Corp.                                                     401
    26,900   American Capital Mortgage Investment Corp.                                        527
    50,700   Annaly Capital Management, Inc.                                                   604
     3,100   Apollo Residential Mortgage                                                        50
     1,900   Invesco Mortgage Capital                                                           31
     2,500   Javelin Mortgage Investment                                                        33
    19,400   Resource Capital Corp.                                                            129
     4,100   Western Asset Mortgage Capital Corp.                                               69
                                                                                          --------
                                                                                             1,844
                                                                                          --------
REITs - OFFICE (0.1%)
    14,000   Franklin Street Properties Corp.                                                  186
                                                                                          --------
REITs - Retail (0.2%)
    18,600   General Growth Properties                                                         386
     1,100   Simon Property Group, Inc.                                                        176
                                                                                          --------
                                                                                               562
                                                                                          --------
REITs - SPECIALIZED (0.2%)
     1,600   Chatham Lodging Trust                                                              28
     4,500   GEO Group, Inc.                                                                   156
     7,000   Hospitality Properties Trust                                                      199
     8,300   Host Hotels & Resorts, Inc.                                                       148
     4,500   RLJ Lodging Trust                                                                 109
     4,000   Summit Hotel Properties, Inc.                                                      41
                                                                                          --------
                                                                                               681
                                                                                          --------
             Total Financials                                                               23,509
                                                                                          --------
HEALTH CARE (6.7%)
------------------
BIOTECHNOLOGY (1.5%)
     3,300   Alexion Pharmaceuticals, Inc.*                                                    384
     2,500   Alkermes plc*                                                                      84
    11,400   Amgen, Inc.                                                                     1,234
     5,600   Biogen Idec, Inc.*                                                              1,222
     9,100   Celgene Corp.*                                                                  1,336
     1,100   United Therapeutics Corp.*                                                         82
                                                                                          --------
                                                                                             4,342
                                                                                          --------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT (1.2%)
    31,500   Abbott Laboratories                                                          $  1,154
     4,300   Becton, Dickinson & Co.                                                           446
     1,000   C.R. Bard, Inc.                                                                   114
       740   Intuitive Surgical, Inc.*                                                         287
    11,100   Medtronic, Inc.                                                                   613
     1,600   Steris Corp.                                                                       72
     8,400   Stryker Corp.                                                                     592
                                                                                          --------
                                                                                             3,278
                                                                                          --------
HEALTH CARE FACILITIES (0.3%)
    16,100   HCA Holdings, Inc.                                                                628
     2,100   Universal Health Services, Inc. "B"                                               147
                                                                                          --------
                                                                                               775
                                                                                          --------
HEALTH CARE SERVICES (0.1%)
     2,200   Express Scripts Holdings Co.*                                                     144
                                                                                          --------
HEALTH CARE TECHNOLOGY (0.0%)
     1,000   Computer Programs and Systems, Inc.                                                56
                                                                                          --------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
     7,200   Bruker Corp.*                                                                     129
     1,300   Mettler Toledo International, Inc.*                                               287
                                                                                          --------
                                                                                               416
                                                                                          --------
MANAGED HEALTH CARE (1.1%)
    12,100   Aetna, Inc.                                                                       777
     8,900   Cigna Corp.                                                                       693
     8,100   Humana, Inc.                                                                      739
     9,900   UnitedHealth Group, Inc.                                                          721
     2,200   WellPoint, Inc.                                                                   188
                                                                                          --------
                                                                                             3,118
                                                                                          --------
PHARMACEUTICALS (2.4%)
    16,800   AbbVie, Inc.                                                                      764
     7,300   Allergan, Inc.                                                                    665
    19,000   Eli Lilly and Co.                                                               1,009
       900   Endo Health Solutions, Inc.*                                                       35
    16,200   Johnson & Johnson                                                               1,515
    14,200   Merck & Co., Inc.                                                                 684
    67,300   Pfizer, Inc.                                                                    1,967
                                                                                          --------
                                                                                             6,639
                                                                                          --------
             Total Health Care                                                              18,768
                                                                                          --------
INDUSTRIALS (5.4%)
------------------
AEROSPACE & DEFENSE (0.9%)
     3,000   Alliant Techsystems, Inc.                                                         279
    10,700   Exelis, Inc.                                                                      158
     4,300   General Dynamics Corp.                                                            367
     1,600   Huntington Ingalls Industries, Inc.                                               100
    10,900   Northrop Grumman Corp.                                                          1,004
     6,200   Raytheon Co.                                                                      445
    11,700   Spirit AeroSystems Holdings, Inc. "A"*                                            297
                                                                                          --------
                                                                                             2,650
                                                                                          --------
AIR FREIGHT & LOGISTICS (0.4%)
    12,700   United Parcel Service, Inc. "B"                                                 1,102
                                                                                          --------
AIRLINES (0.1%)
     8,700   Spirit Airlines, Inc.*                                                            288
                                                                                          --------
BUILDING PRODUCTS (0.3%)
     5,300   A. O. Smith Corp.                                                                 219
     7,000   Lennox International, Inc.                                                        503
     1,900   PGT, Inc.*                                                                         19
                                                                                          --------
                                                                                               741
                                                                                          --------
CONSTRUCTION & ENGINEERING (0.2%)
     5,400   AECOM Technology Corp.*                                                           183
     2,900   EMCOR Group, Inc.                                                                 120
     7,300   Quanta Services, Inc.*                                                            196
                                                                                          --------
                                                                                               499
                                                                                          --------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
     4,700   AGCO Corp.                                                                        264
     3,800   Deere & Co.                                                                       316
       900   Lindsay Corp.                                                                      67
    17,800   Oshkosh Corp.*                                                                    798
                                                                                          --------
                                                                                             1,445
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
DIVERSIFIED SUPPORT SERVICES (0.1%)
     1,500   UniFirst Corp.                                                               $    147
     2,300   Viad Corp.                                                                         55
                                                                                          --------
                                                                                               202
                                                                                          --------
ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     9,500   Emerson Electric Co.                                                              583
                                                                                          --------
ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
     1,700   Rollins, Inc.                                                                      43
                                                                                          --------
HEAVY ELECTRICAL EQUIPMENT (0.1%)
    11,100   Babcock & Wilcox Co.                                                              339
                                                                                          --------
INDUSTRIAL CONGLOMERATES (0.9%)
     5,500   Carlisle Companies, Inc.                                                          372
    82,100   General Electric Co.                                                            2,001
                                                                                          --------
                                                                                             2,373
                                                                                          --------
INDUSTRIAL MACHINERY (0.4%)
       900   Hyster-Yale Materials Handling, Inc.                                               58
       700   L.B. Foster Co. "A"                                                                32
     3,600   Lincoln Electric Holdings, Inc.                                                   213
     2,000   Mueller Industries, Inc.                                                          110
     1,900   Parker-Hannifin Corp.                                                             196
     3,800   Valmont Industries, Inc.                                                          531
                                                                                          --------
                                                                                             1,140
                                                                                          --------
MARINE (0.1%)
     5,700   Matson, Inc.                                                                      161
                                                                                          --------
RAILROADS (0.8%)
    31,900   CSX Corp.                                                                         792
     7,600   Norfolk Southern Corp.                                                            556
     6,300   Union Pacific Corp.                                                               999
                                                                                          --------
                                                                                             2,347
                                                                                          --------
RESEARCH & CONSULTING SERVICES (0.0%)
     3,800   Navigant Consulting, Inc.*                                                         51
     1,100   Resources Connection, Inc.                                                         15
                                                                                          --------
                                                                                                66
                                                                                          --------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
     1,700   DXP Enterprises, Inc.*                                                            117
     3,300   W.W. Grainger, Inc.                                                               865
                                                                                          --------
                                                                                               982
                                                                                          --------
             Total Industrials                                                              14,961
                                                                                          --------
INFORMATION TECHNOLOGY (9.0%)
-----------------------------
APPLICATION SOFTWARE (0.5%)
    13,700   Intuit, Inc.                                                                      876
     1,000   Manhattan Associates, Inc.*                                                        88
     1,800   Pegasystems, Inc.                                                                  65
     3,800   Solarwinds, Inc.*                                                                 135
     1,600   Solera Holdings, Inc.                                                              91
                                                                                          --------
                                                                                             1,255
                                                                                          --------
COMMUNICATIONS EQUIPMENT (1.2%)
     3,300   ARRIS Group, Inc.*                                                                 50
    71,100   Cisco Systems, Inc.                                                             1,816
    22,000   QUALCOMM, Inc.                                                                  1,420
                                                                                          --------
                                                                                             3,286
                                                                                          --------
COMPUTER HARDWARE (1.9%)
     8,880   Apple, Inc.                                                                     4,018
    54,300   Hewlett-Packard Co.                                                             1,395
                                                                                          --------
                                                                                             5,413
                                                                                          --------
COMPUTER STORAGE & PERIPHERALS (0.1%)
     2,100   EMC Corp.                                                                          55
     1,600   Western Digital Corp.                                                             103
                                                                                          --------
                                                                                               158
                                                                                          --------
DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
     1,000   Broadridge Financial Solutions, Inc.                                               29
     1,100   Cardtronics, Inc.*                                                                 33
    26,000   CoreLogic, Inc.*                                                                  725
       700   DST Systems, Inc.                                                                  49
       600   Fiserv, Inc.*                                                                      58
     1,200   Global Payments, Inc.                                                              56
       400   MasterCard, Inc. "A"                                                              244

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18  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
     3,400   Syntel, Inc.                                                                 $    244
       200   Visa, Inc. "A"                                                                     35
                                                                                          --------
                                                                                             1,473
                                                                                          --------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
     2,100   TTM Technologies, Inc.*                                                            19
                                                                                          --------
HOME ENTERTAINMENT SOFTWARE (0.2%)
    31,500   Activision Blizzard, Inc.                                                         566
                                                                                          --------
INTERNET SOFTWARE & SERVICES (0.9%)
     9,700   Akamai Technologies, Inc.*                                                        458
     1,130   Google, Inc. "A"*                                                               1,003
     4,000   IAC/InterActiveCorp.                                                              202
       900   Shutterstock, Inc.*                                                                48
     1,000   ValueClick, Inc.*                                                                  24
     4,400   Vocus, Inc.*                                                                       45
    30,600   Yahoo! Inc.*                                                                      860
                                                                                          --------
                                                                                             2,640
                                                                                          --------
IT CONSULTING & OTHER SERVICES (0.9%)
     6,400   Accenture plc "A"                                                                 472
    11,600   Cognizant Technology Solutions Corp. "A"*                                         840
       500   Forrester Research, Inc.                                                           18
     4,100   iGATE Corp.*                                                                       96
     5,400   International Business Machines Corp.                                           1,053
                                                                                          --------
                                                                                             2,479
                                                                                          --------
SEMICONDUCTOR EQUIPMENT (0.0%)
     3,300   Applied Materials, Inc.                                                            54
     5,100   Kulicke & Soffa Industries, Inc.*                                                  59
     1,300   Ultra Clean Holdings, Inc.*                                                         9
                                                                                          --------
                                                                                               122
                                                                                          --------
SEMICONDUCTORS (0.9%)
     3,000   Cree, Inc.*                                                                       210
    54,400   Intel Corp.                                                                     1,267
     7,100   LSI Corp.*                                                                         55
    27,700   Marvell Technology Group Ltd.                                                     359
     6,200   Maxim Integrated Products, Inc.                                                   177
    26,300   PMC-Sierra, Inc.*                                                                 174
     8,600   Skyworks Solutions, Inc.*                                                         207
                                                                                          --------
                                                                                             2,449
                                                                                          --------
SYSTEMS SOFTWARE (1.4%)
    19,200   CA, Inc.                                                                          571
     1,700   CommVault Systems, Inc.*                                                          144
    42,300   Microsoft Corp.                                                                 1,346
    50,200   Oracle Corp.                                                                    1,624
     4,600   Symantec Corp.                                                                    123
                                                                                          --------
                                                                                             3,808
                                                                                          --------
TECHNOLOGY DISTRIBUTORS (0.5%)
     5,000   Arrow Electronics, Inc.*                                                          228
    15,500   Avnet, Inc.*                                                                      584
    23,100   Ingram Micro, Inc. "A"*                                                           528
                                                                                          --------
                                                                                             1,340
                                                                                          --------
             Total Information Technology                                                   25,008
                                                                                          --------

MATERIALS (1.4%)
----------------
ALUMINUM (0.0%)
     2,100   Noranda Aluminum Holding Corp.                                                      6
                                                                                          --------
COMMODITY CHEMICALS (0.4%)
     2,700   Koppers Holdings, Inc.                                                            104
    13,600   LyondellBasell Industries N.V. "A"                                                935
                                                                                          --------
                                                                                             1,039
                                                                                          --------
DIVERSIFIED CHEMICALS (0.1%)
    11,900   Huntsman Corp.                                                                    214
                                                                                          --------
DIVERSIFIED METALS & MINING (0.2%)
    16,600   Freeport-McMoRan Copper & Gold, Inc.                                              469
    10,800   Southern Copper Corp.                                                             282
                                                                                          --------
                                                                                               751
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
     3,800   CF Industries Holdings, Inc.                                                 $    745
    13,700   Mosaic Co.                                                                        563
                                                                                          --------
                                                                                             1,308
                                                                                          --------
PAPER PRODUCTS (0.1%)
       700   Clearwater Paper Corp.*                                                            34
     3,200   International Paper Co.                                                           155
                                                                                          --------
                                                                                               189
                                                                                          --------
SPECIALTY CHEMICALS (0.1%)
     1,000   Celanese Corp. "A"                                                                 48
     6,100   FutureFuel Corp.                                                                   97
     3,100   Valspar Corp.                                                                     211
                                                                                          --------
                                                                                               356
                                                                                          --------
             Total Materials                                                                 3,863
                                                                                          --------
TELECOMMUNICATION SERVICES (1.4%)
---------------------------------
ALTERNATIVE CARRIERS (0.0%)
     3,400   Premiere Global Services, Inc.*                                                    37
                                                                                          --------
INTEGRATED TELECOMMUNICATION SERVICES (1.4%)
    58,000   AT&T, Inc.                                                                      2,046
    21,000   CenturyLink, Inc.                                                                 753
    20,000   Verizon Communications, Inc.                                                      989
                                                                                          --------
                                                                                             3,788
                                                                                          --------
             Total Telecommunication Services                                                3,825
                                                                                          --------
UTILITIES (1.7%)
----------------
ELECTRIC UTILITIES (0.7%)
    11,200   Edison International                                                              558
     3,000   El Paso Electric Co.                                                              113
    20,300   Exelon Corp.                                                                      621
    24,600   Xcel Energy, Inc.                                                                 737
                                                                                          --------
                                                                                             2,029
                                                                                          --------
GAS UTILITIES (0.2%)
     3,200   Atmos Energy Corp.                                                                142
       800   Southwest Gas Corp.                                                                40
     5,200   UGI Corp.                                                                         218
                                                                                          --------
                                                                                               400
                                                                                          --------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
    53,700   AES Corp.                                                                         668
                                                                                          --------
MULTI-UTILITIES (0.5%)
     6,200   Ameren Corp.                                                                      222
     3,500   Avista Corp.                                                                      101
     9,300   DTE Energy Co.                                                                    658
     6,500   SCANA Corp.                                                                       337
                                                                                          --------
                                                                                             1,318
                                                                                          --------
WATER UTILITIES (0.1%)
       800   American States Water Co.                                                          51
     4,000   American Water Works Co., Inc.                                                    171
                                                                                          --------
                                                                                               222
                                                                                          --------
             Total Utilities                                                                 4,637
                                                                                          --------
             Total Common Stocks (cost: $112,263)                                          137,748
                                                                                          --------
PREFERRED STOCKS (1.1%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
    10,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a)      1,073
                                                                                          --------
ENERGY (0.2%)
-------------
OIL & GAS EXPLORATION & PRODUCTION (0.2%)
       500   Chesapeake Energy Corp., 5.75%, perpetual(a)                                      551
                                                                                          --------
FINANCIALS (0.2%)
-----------------
REINSURANCE (0.0%)
       500   American Overseas Group Ltd., 7.50%, non-cumulative,
               perpetual, acquired 3/09/2007; cost $526(b),(c)                                 125
                                                                                          --------

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
REITs -- OFFICE (0.2%)
    20,000   CommonWealth REIT, Series E, 7.25%, cumulative redeemable, perpetual         $    497
                                                                                          --------
             Total Financials                                                                  622
                                                                                          --------
INDUSTRIALS (0.3%)
------------------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
        10   International Lease Finance Corp., 0.36%, perpetual(c)                            640
                                                                                          --------
             Total Preferred Stocks (cost: $3,178)                                           2,886
                                                                                          --------
EXCHANGE-TRADED FUNDS (22.9%)

DOMESTIC EXCHANGE-TRADED FUNDS (0.3%)
     8,800   iShares Russell 1000 ETF                                                          826
                                                                                          --------
             Total Domestic Exchange-Traded Funds                                              826
                                                                                          --------
FOREIGN EXCHANGE-TRADED FUNDS (22.6%)
    14,524   EGShares Emerging Markets Consumer ETF                                            377
   157,800   iShares Core MSCI Emerging Markets ETF                                          7,344
   366,771   iShares MSCI EAFE ETF                                                          22,142
   203,034   iShares MSCI Germany ETF                                                        5,342
   301,382   iShares MSCI Hong Kong ETF                                                      5,769
    38,993   iShares MSCI Indonesia ETF                                                      1,130
    59,857   iShares MSCI Malaysia ETF                                                         904
    15,535   iShares MSCI Philippines ETF                                                      559
   167,032   iShares MSCI Singapore ETF                                                      2,227
    83,003   iShares MSCI Taiwan ETF                                                         1,131
    16,936   iShares MSCI Turkey ETF                                                           951
   472,164   iShares MSCI United Kingdom ETF                                                 8,867
     8,452   SPDR S&P Emerging Markets SmallCap ETF                                            377
    87,587   Vanguard FTSE Emerging Markets ETF                                              3,423
    19,024   WisdomTree Emerging Markets Equity Income Fund                                    937
    20,334   WisdomTree Emerging Markets SmallCap Dividend Fund                                936
    35,037   WisdomTree India Earnings Fund                                                    547
                                                                                          --------
             Total Foreign Exchange-Traded Funds                                            62,963
                                                                                          --------
             Total Exchange-Traded Funds (cost: $61,335)                                    63,789
                                                                                          --------
             Total Equity Securities (cost: $176,776)                                      204,423
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE       MATURITY            (000)
--------------------------------------------------------------------------------------------------
              BONDS (23.6%)

              CORPORATE OBLIGATIONS (9.6%)

              ENERGY (0.9%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.9%)
   $ 1,000    Enbridge Energy Partners, LP                   8.05%      10/01/2037        $  1,136
     1,000    Energy Transfer Partners, LP                   3.29(d)    11/01/2066             908
       500    TEPPCO Partners, LP                            7.00(d)     6/01/2067             529
                                                                                          --------
                                                                                             2,573
                                                                                          --------
              Total Energy                                                                   2,573
                                                                                          --------
              FINANCIALS (6.5%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
     1,075    State Street Capital Trust IV                  1.27(d)     6/15/2037             892
                                                                                          --------
              CONSUMER FINANCE (0.2%)
       500    American Express Co.                           6.80        9/01/2066             536
                                                                                          --------
              LIFE & HEALTH INSURANCE (1.3%)
        28    Delphi Financial Group, Inc.                   7.38        5/15/2037             692
       800    Lincoln National Corp.                         7.00        5/17/2066             828
       200    Lincoln National Corp.                         6.05(d)     4/20/2067             201
       500    Principal Financial Global Fund, LLC           0.79(d)     1/10/2031             392
       500    Prudential Financial, Inc.                     5.63        6/15/2043             486
     1,000    StanCorp Financial Group, Inc.                 6.90        6/01/2067           1,012
                                                                                          --------
                                                                                             3,611
                                                                                          --------
              MULTI-LINE INSURANCE (1.3%)
     1,000    Genworth Holdings, Inc.                        6.15       11/15/2066             886
     1,000    Glen Meadow Pass-Through Trust(a)              6.51        2/12/2067             955
     1,000    Nationwide Mutual Insurance Co.(a)             5.81       12/15/2024           1,018
       800    ZFS Finance USA Trust V(a)                     6.50        5/09/2037             858
                                                                                          --------
                                                                                             3,717
                                                                                          --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
     1,000    JPMorgan Chase Capital XIII                    1.23(d)     9/30/2034             820
                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (1.2%)
     1,000    HSB Group, Inc.                                1.18(d)     7/15/2027             795
       750    Ironshore Holdings, Inc.(a)                    8.50        5/15/2020             832
       500    Progressive Corp.                              6.70        6/15/2037             549
     1,000    Travelers Companies, Inc.                      6.25        3/15/2037           1,092
                                                                                          --------
                                                                                             3,268
                                                                                          --------

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE       MATURITY            (000)
--------------------------------------------------------------------------------------------------
              REGIONAL BANKS (1.5%)
   $30,000    Citizens Funding Trust I                       7.50%       9/15/2066        $    755
     1,000    Fulton Capital Trust I                         6.29        2/01/2036           1,003
     1,000    KeyCorp Capital I                              1.01(d)     7/01/2028             820
       150    M&T Capital Trust I                            8.23        2/01/2027             148
     1,000    Manufacturers & Traders Trust Co.              5.63       12/01/2021           1,034
       400    Susquehanna Bancshares, Inc.                   2.09(d)     5/01/2014             399
                                                                                          --------
                                                                                             4,159
                                                                                          --------
              REINSURANCE (0.2%)
       500    Alterra USA Holdings Ltd.(a)                   7.20        4/14/2017             516
                                                                                          --------
              REITs - RETAIL (0.2%)
       577    Brixmor LLC                                    7.68       11/02/2026             571
                                                                                          --------
              Total Financials                                                              18,090
                                                                                          --------
              INDUSTRIALS (0.3%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
     1,000    Textron Financial Corp.(a)                     6.00        2/15/2067             890
                                                                                          --------
              UTILITIES (1.9%)
              ----------------
              ELECTRIC UTILITIES (0.6%)
       983    NextEra Energy Capital                         6.65(d)     6/15/2067           1,038
       500    PPL Capital Funding, Inc.                      6.70        3/30/2067             520
                                                                                          --------
                                                                                             1,558
                                                                                          --------
              MULTI-UTILITIES (1.3%)
     1,000    Dominion Resources, Inc.                       7.50        6/30/2066           1,096
       770    Integrys Energy Group, Inc.                    6.11(d)    12/01/2066             809
     1,000    Puget Sound Energy, Inc.                       6.97        6/01/2067           1,046
       725    Wisconsin Energy Corp.                         6.25        5/15/2067             764
                                                                                          --------
                                                                                             3,715
                                                                                          --------
              Total Utilities                                                                5,273
                                                                                          --------
              Total Corporate Obligations (cost: $23,520)                                   26,826
                                                                                          --------
              EURODOLLAR AND YANKEE OBLIGATIONS (2.6%)

              FINANCIALS (2.4%)
              -----------------
              DIVERSIFIED BANKS (1.0%)
     1,500    Barclays Bank plc                              0.65(d)             -(e)          872
     2,040    HSBC Bank plc                                  0.63(d)             -(e)        1,239
       500    LBI hf, acquired 10/12/2007;
                cost $500(a),(b),(f)                         7.43                -(e)            3
       700    Royal Bank of Scotland Group plc               9.50(d)     3/16/2022             776
                                                                                          --------
                                                                                             2,890
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE       MATURITY            (000)
--------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (0.2%)
    $  500    Great-West Life & Annuity Insurance
                Capital, LP(a)                               7.15%       5/16/2046        $    521
                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (0.7%)
     1,100    Oil Insurance Ltd.(a)                          3.26(d)             -(e)        1,007
       750    QBE Capital Funding III Ltd.(a)                7.25        5/24/2041             808
                                                                                          --------
                                                                                             1,815
                                                                                          --------
              REGIONAL BANKS (0.0%)
     1,000    Glitnir Banki hf, acquired 9/11/2006 and
                10/18/2006; cost $1,017(a),(b),(c),(f)       7.45                -(e)            -
                                                                                          --------
              REINSURANCE (0.5%)
       500    Platinum Underwriters Finance, Inc.            7.50        6/01/2017             557
       804    Swiss Re Capital I, LP(a)                      6.85                -(e)          846
                                                                                          --------
                                                                                             1,403
                                                                                          --------
              Total Financials                                                               6,629
                                                                                          --------
              UTILITIES (0.2%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
       650    Electricite De France S.A.(a)                  5.25        1/29/2023             623
                                                                                          --------
              Total Eurodollar and Yankee Obligations (cost: $7,631)                         7,252
                                                                                          --------
              COMMERCIAL MORTGAGE SECURITIES (6.0%)

              FINANCIALS (6.0%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (6.0%)
       500    Banc of America Commercial Mortgage, Inc.      5.95        5/10/2045             535
       400    Banc of America Commercial Mortgage, Inc.      5.46        9/10/2045             422
     1,000    Banc of America Commercial Mortgage, Inc.      5.19        9/10/2047           1,011
       500    Banc of America Commercial Mortgage, Inc.      6.44        2/10/2051             522
       500    Bear Stearns Commercial Mortgage Securities,
                Inc.                                         4.99        9/11/2042             519
       530    Citigroup Commercial Mortgage Trust            5.94        3/15/2049             552
       500    Citigroup/Deutsche Bank Commercial Mortgage
                Trust                                        5.63        7/15/2044             522
     1,000    GE Capital Commercial Mortgage Corp.           5.61       12/10/2049             986
       500    GMAC Commercial Mortgage Securities, Inc.      4.97       12/10/2041             467
       250    GMAC Commercial Mortgage Securities, Inc.      4.98       12/10/2041             173
     1,000    GS Mortgage Securities Corp. II                5.63        4/10/2038           1,008
     1,000    GS Mortgage Securities Corp. II                4.78        7/10/2039           1,015
     1,000    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.04       10/15/2042           1,032

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                      COUPON                           VALUE
(000)         SECURITY                                       RATE        MATURITY            (000)
--------------------------------------------------------------------------------------------------
    $  690    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.57%       4/15/2043        $    727
       500    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.36       12/15/2044             509
       378    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.36       12/15/2044             394
     1,000    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.48        5/15/2045           1,021
       500    Merrill Lynch Mortgage Trust                   5.14        7/12/2038             521
       250    Merrill Lynch Mortgage Trust                   5.18        7/12/2038             235
       135    Merrill Lynch Mortgage Trust                   5.21        7/12/2038             108
       670    Merrill Lynch Mortgage Trust                   5.68        5/12/2039             681
       500    Merrill Lynch Mortgage Trust                   5.01       10/12/2041             498
     1,000    ML-CFC Commercial Mortgage Trust               5.42        8/12/2048           1,064
       500    ML-CFC Commercial Mortgage Trust               6.09        8/12/2049             517
       500    Morgan Stanley Capital I, Inc.                 5.79        7/12/2044             544
     1,000    Wachovia Bank Commercial Mortgage Trust        5.92        5/15/2043           1,038
                                                                                          --------
                                                                                            16,621
                                                                                          --------
              Total Financials                                                              16,621
                                                                                          --------
              Total Commercial Mortgage Securities (cost: $14,690)                          16,621
                                                                                          --------
              U.S. TREASURY SECURITIES (5.4%)

              BONDS (2.9%)
       750    2.75%, 8/15/2042                                                                 630
       670    2.75%, 11/15/2042                                                                562
       250    2.88%, 5/15/2043                                                                 215
     6,100    3.00%, 5/15/2042                                                               5,416
     1,410    3.13%, 2/15/2043                                                               1,281
                                                                                          --------
              Total Bonds                                                                    8,104
                                                                                          --------
              NOTES (2.5%)
     4,970    1.63%, 8/15/2022                                                               4,627
       390    1.63%, 11/15/2022                                                                361
     2,000    1.75%, 5/15/2022                                                               1,893
       170    2.00%, 2/15/2023                                                                 162
                                                                                          --------
              Total Notes                                                                    7,043
                                                                                          --------
              Total U.S. Treasury Securities (cost: $16,745)                                15,147
                                                                                          --------
              Total Bonds (cost: $62,586)                                                   65,846
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (2.7%)

             MONEY MARKET FUNDS (2.7%)
 7,475,176   State Street Institutional Liquid Reserve Fund, 0.08%(g) (cost: $7,475)      $  7,475
                                                                                          --------

             TOTAL INVESTMENTS (COST: $246,837)                                           $277,744
                                                                                          ========

--------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
--------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.0%)
        67   Put - S&P 500 Index expiring August 17, 2013 at 1560                         $      6
       183   Put - S&P 500 Index expiring August 17, 2013 at 1610                               48
                                                                                          --------

             TOTAL PURCHASED OPTIONS (COST: $232)                                         $     54
                                                                                          ========

--------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS              INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $137,748             $     -           $  -       $137,748
  Preferred Stocks                             -               2,121            765          2,886
  Exchange-Traded Funds:
  Domestic Exchange-Traded Funds             826                   -              -            826
  Foreign Exchange-Traded Funds           62,963                   -              -         62,963
Bonds:
  Corporate Obligations                        -              26,826              -         26,826
  Eurodollar and Yankee Obligations            -               7,249              3          7,252
  Commercial Mortgage Securities               -              16,621              -         16,621
  U.S. Treasury Securities                15,147                   -              -         15,147
Money Market Instruments:
  Money Market Funds                       7,475                   -              -          7,475
Purchased Options                             54                   -              -             54
--------------------------------------------------------------------------------------------------
Total                                   $224,213             $52,817           $768       $277,798
--------------------------------------------------------------------------------------------------

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------
                                                                                        EURODOLLAR
                                                                       PREFERRED        AND YANKEE
                                                                          STOCKS       OBLIGATIONS
--------------------------------------------------------------------------------------------------
Balance as of July 31, 2012                                                 $725               $-
Purchases                                                                      -                -
Sales                                                                          -                -
Transfers into Level 3                                                         -                -
Transfers out of Level 3                                                       -                -
Net realized gain (loss) on investments                                        -                -
Change in net unrealized appreciation/depreciation on investments             40                3
--------------------------------------------------------------------------------------------------
Balance as of July 31, 2013                                                 $765               $3
--------------------------------------------------------------------------------------------------

For the period of August 1, 2012, through July 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 26.8% of net assets at July 31, 2013.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

    a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2013, was $128,000, which represented less than 0.1% of the Fund's net assets.

    (c) Security was fair valued at July 31, 2013, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $765,000, which represented 0.3% of net assets of the Fund.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2013.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) Currently the issuer is in default with respect to interest and/or principal payments.

    (g) Rate represents the money market fund annualized seven-day yield at July 31, 2013.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2013

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $246,837)               $277,744
   Purchased options, at market value (cost of $232)                                 54
   Cash                                                                              14
   Receivables:
      Capital shares sold                                                           180
      USAA Asset Management Company (Note 5D)                                       116
      Dividends and interest                                                        767
      Securities sold                                                            13,011
                                                                               --------
         Total assets                                                           291,886
                                                                               --------
LIABILITIES
   Payables:
      Securities purchased                                                       13,271
      Capital shares redeemed                                                       108
   Accrued management fees                                                          183
   Accrued transfer agent's fees                                                     11
   Other accrued expenses and payables                                               99
                                                                               --------
         Total liabilities                                                       13,672
                                                                               --------
            Net assets applicable to capital shares outstanding                $278,214
                                                                               ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $244,831
   Accumulated undistributed net investment income                                2,586
   Accumulated net realized gain on investments and options                          68
   Net unrealized appreciation of investments and options                        30,729
                                                                               --------
            Net assets applicable to capital shares outstanding                $278,214
                                                                               ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                               22,158
                                                                               ========
   Net asset value, redemption price, and offering price per share             $  12.56
                                                                               ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1)                             $ 4,807
   Interest                                                                      3,655
                                                                               -------
         Total income                                                            8,462
                                                                               -------
EXPENSES
   Management fees                                                               1,917
   Administration and servicing fees                                               375
   Transfer agent's fees                                                         1,776
   Custody and accounting fees                                                     118
   Postage                                                                          81
   Shareholder reporting fees                                                       70
   Trustees' fees                                                                   13
   Registration fees                                                                37
   Professional fees                                                                91
   Other                                                                            10
                                                                               -------
            Total expenses                                                       4,488
   Expenses reimbursed                                                          (1,041)
                                                                               -------
            Net expenses                                                         3,447
                                                                               -------
NET INVESTMENT INCOME                                                            5,015
                                                                               -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                 11,675
      Affiliated transactions (Note 7)                                              57
      Options                                                                   (1,414)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                               25,004
      Options                                                                       67
                                                                               -------
            Net realized and unrealized gain                                    35,389
                                                                               -------
   Increase in net assets resulting from operations                            $40,404
                                                                               =======

See accompanying notes to financial statements.

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------
                                                                     2013            2012
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $  5,015        $  4,876
   Net realized gain on investments                                11,732           2,585
   Net realized loss on options                                    (1,414)         (1,103)
   Net realized loss on futures transactions                            -            (823)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                  25,004          (5,872)
      Options                                                          67            (274)
      Futures contracts                                                 -            (117)
                                                                 ------------------------
      Increase (decrease) in net assets resulting
         from operations                                           40,404            (728)
                                                                 ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (4,770)         (4,800)
                                                                 ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       53,632          25,975
   Reinvested dividends                                             4,748           4,777
   Cost of shares redeemed                                        (38,227)        (29,745)
                                                                 ------------------------
      Increase in net assets from capital share transactions       20,153           1,007
                                                                 ------------------------
   Net increase (decrease) in net assets                           55,787          (4,521)

NET ASSETS
   Beginning of year                                              222,427         226,948
                                                                 ------------------------
   End of year                                                   $278,214        $222,427
                                                                 ========================
Accumulated undistributed net investment income:
   End of year                                                   $  2,586        $  2,345
                                                                 ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      4,502           2,447
   Shares issued for dividends reinvested                             417             474
   Shares redeemed                                                 (3,227)         (2,814)
                                                                 ------------------------
      Increase in shares outstanding                                1,692             107
                                                                 ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

   things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

      under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

   7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   8. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

      available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred stocks, which are valued based on methods discussed in
   Note 1A2 and certain bonds, which are valued based on methods discussed in
   Note 1A5.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by tender offers or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the prices.

   Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective.
   The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

   to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes.
   A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

   individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2013* (IN THOUSANDS)

                                         ASSET DERIVATIVES                LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------------
                               STATEMENT OF                          STATEMENT OF
                               ASSETS AND                            ASSETS AND
DERIVATIVES NOT ACCOUNTED      LIABILITIES                           LIABILITIES
FOR AS HEDGING INSTRUMENTS     LOCATION                FAIR VALUE    LOCATION            FAIR VALUE
---------------------------------------------------------------------------------------------------
Equity contracts               Purchased options          $54           -                 $-
---------------------------------------------------------------------------------------------------

   * For open derivative instruments as of July 31, 2013, see the portfolio of investments, which also is indicative of activity for the year ended July 31, 2013.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2013 (IN THOUSANDS)

                                                                   CHANGE IN NET
DERIVATIVES                                                        UNREALIZED
NOT ACCOUNTED      STATEMENT OF                                    APPRECIATION
FOR AS HEDGING     OPERATIONS               REALIZED LOSS          (DEPRECIATION)
INSTRUMENTS        LOCATION                 ON DERIVATIVES         ON DERIVATIVES
--------------------------------------------------------------------------------------
EQUITY CONTRACTS   NET REALIZED LOSS            $(1,414)                 $67
                   ON OPTIONS/CHANGE
                   IN NET UNREALIZED
                   APPRECIATION/
                   DEPRECIATION
                   OF OPTIONS
--------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

   recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended July 31, 2013, the Fund did not receive any brokerage commission recapture credits. For the year ended July 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended July 31, 2013, the Fund paid CAPCO facility fees of $2,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for REIT and non-REIT return of capital adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

income and increase accumulated net realized gain on investments by $4,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2013, and 2012, was as follows:

                                    2013                         2012
                                ----------------------------------------
Ordinary income*                $4,770,000                    $4,800,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                    $ 2,575,000
Undistributed long-term capital gains                                242,000
Unrealized appreciation of investments                            30,396,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended July 31, 2013, the Fund utilized pre-enactment capital loss carryforwards of $9,619,000, to offset capital gains. At July 31, 2013, the Fund had no pre-enactment or post-enactment capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2013, were $183,498,000 and $167,370,000, respectively.

As of July 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $247,402,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2013, for federal income tax purposes, were $36,528,000 and $6,132,000, respectively, resulting in net unrealized appreciation of $30,396,000.

For the year ended July 31, 2013 transactions in written call and put options* were as follows:

                                                                                           PREMIUMS
                                                         NUMBER OF                         RECEIVED
                                                         CONTRACTS                         (000's)
                                                         -------------------------------------------
Outstanding at July 31, 2012                                    -                         $       -
Options written                                               912                           680,000
Options terminated in closing
 purchase transactions                                       (612)                         (596,000)
Options expired                                              (300)                          (84,000)
                                                         -------------------------------------------
Outstanding at July 31, 2013                                    -                         $       -
                                                         ===========================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

   agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is also authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                      AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------------
+/- 1.00% to 4.00%                        +/- 0.04%
+/- 4.01% to 7.00%                        +/- 0.05%
+/- 7.01% and greater                     +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended July 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $1,917,000, which included a 0.02% performance adjustment of $44,000.

B. SUBADVISORY ARRANGEMENT(S) -- The Manager has entered into an investment subadvisory agreement with Quantitative Management Associates LLC (QMA), under which QMA directs the investment and reinvestment of a portion of the Fund's assets invested in domestic stocks (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.20% on the first $250 million, 0.15% on assets over $250 million of the portion of the Fund's average net assets that QMA manages. For the year ended July 31, 2013, the Manager incurred subadvisory fees, paid or payable to QMA, of $236,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2013, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $375,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

   certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2013, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2013, to limit the annual expenses of the Fund to 1.38% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2013, the Fund incurred reimbursable expenses of $1,041,000, of which $116,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2013, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,776,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2013, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                 COST TO       NET REALIZED
     SELLER             PURCHASER               PURCHASER   GAIN (LOSS) TO SELLER
---------------------------------------------------------------------------------
USAA First Start      USAA Ultra Short-Term
 Growth Fund           Bond Fund               $  259,000         $  57,000
USAA Real             USAA First Start
 Return Fund           Growth Fund              1,220,000           (75,000)
USAA Cornerstone      USAA First Start
 Aggressive Fund       Growth Fund                282,000            (5,000)
USAA Cornerstone
 Moderately           USAA First Start
 Aggressive Fund       Growth Fund              2,201,000           (85,000)
USAA Cornerstone      USAA First Start
 Moderate Fund         Growth Fund              2,369,000          (147,000)

(8) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                       -----------------------------------------------------------------
                                           2013          2012        2011          2010             2009
                                       -----------------------------------------------------------------
Net asset value at
 beginning of period                   $  10.87      $  11.15    $   9.73      $   8.45         $   9.66
                                       -----------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                      .23           .24         .21           .30              .28
 Net realized and
  unrealized gain(loss)                    1.69          (.28)       1.46          1.30            (1.24)
                                       -----------------------------------------------------------------
Total from investment operations           1.92          (.04)       1.67          1.60             (.96)
                                       -----------------------------------------------------------------
Less distributions from:
 Net investment income                     (.23)         (.24)       (.25)         (.32)            (.25)
                                       -----------------------------------------------------------------
Net asset value at end of period       $  12.56      $  10.87    $  11.15      $   9.73         $   8.45
                                       =================================================================
Total return (%)*                         17.90          (.20)      17.32         19.00            (9.39)
Net assets at end of period (000)      $278,214      $222,427    $226,948      $200,296         $172,415
Ratios to average net assets:**
 Expenses (%)(a)                           1.38          1.38        1.38          1.38             1.38
 Expenses, excluding
  reimbursements (%)(a)                    1.79          1.90        1.91          2.14             2.67
 Net investment income (%)                 2.01          2.26        1.95          3.11             3.62
Portfolio turnover (%)                       70            85(b)      133(b)        188(b)           216(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $250,053,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Reflects decreased trading activity due to changes in subadvisers and asset allocation changes.

(c) Reflects increased trading activity due to asset allocation changes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

July 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2013, through July 31, 2013.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                       BEGINNING             ENDING           DURING PERIOD*
                                     ACCOUNT VALUE        ACCOUNT VALUE      FEBRUARY 1, 2013 -
                                    FEBRUARY 1, 2013      JULY 31, 2013        JULY 31, 2013
                                    -----------------------------------------------------------
Actual                                 $1,000.00            $1,061.70               $7.05

Hypothetical
 (5% return before expenses)            1,000.00             1,017.95                6.90

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 6.17% for the six-month period of February 1, 2013, through July 31, 2013.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2013

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information

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54  | USAA FIRST START GROWTH FUND

================================================================================

concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance

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56  | USAA FIRST START GROWTH FUND

================================================================================

adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

The Board also considered and discussed information about the Subadviser's fee, including the amount of management fees retained by the Manager after payment of the subadvisory fee. The Board also took into account management's discussion of the factors contributing to the level of Fund expenses and the Manager's current undertaking to maintain expense limitations with respect to the Fund, noting that the Manager reimbursed Fund expenses during the previous year.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the top 15% of its performance universe for the one-year period ended December 31, 2012, was in the top 20% of its performance universe for the three-year period ended December 31, 2012, and in the top 10% of its performance universe for the five-year period ended December 31, 2012.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Trustees reviewed the profitability, if any, of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager and the fact that the Manager also pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the

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58  | USAA FIRST START GROWTH FUND

================================================================================

performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund, if any, is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance, among other data, during the one-, three-, and five-year periods ended December 31, 2012, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance

================================================================================

60  | USAA FIRST START GROWTH FUND

================================================================================

results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

62  | USAA FIRST START GROWTH FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 16 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over five years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 13 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA FIRST START GROWTH FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors. LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member in 9/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as one year as a Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012); Vice President, New Life Investments, LLC (1986-1992). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing,product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

     (2)  Member of Executive Committee

     (3)  Member of Audit Committee

     (4)  Member of Pricing and Investment Committee

     (5)  Member of Corporate Governance Committee

     (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

     (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

     (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

66  | USAA FIRST START GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Executive Director and General Counsel, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Secretary of AMCO, SAS and ICorp.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10); Associate, Morrison & Foerster LLP (07/07-02/09). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

================================================================================

68  | USAA FIRST START GROWTH FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
                                     Jefferson C. Boyce
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on usaa.com select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    31711-0913                               (C)2013, USAA. All rights reserved.




ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2013 and 2012 were $460,191 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended July 31, 2013 and 2012 were $27,750 and $0, other fees billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended July 31, 2013 and 2012 were $27,000 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2013 and 2012 were $442,000 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:    09/20/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:    09/24/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/23/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.